COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
We insure the legal liability risks for our shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. We are subject to calls payable to the associations based on our claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

To the best of our knowledge, there are no legal or arbitration proceedings existing or pending which have had or may have significant effects on our financial position or profitability and no such proceedings are pending or known to be contemplated.

We sold eight vessels to SFL in the third quarter of 2015 and leased them back on charters for an initial period of ten years. We have a purchase option of $112 million en-bloc after ten years and, if such option is not exercised, SFL will have the option to extend the charters by three years at $14,900 per day.

As of June 30, 2023, we had six vessels under construction and outstanding contractual commitments of $149.7 million due by the fourth quarter of 2024. Contractual commitments will be financed through cash on hand, proceeds from future sale of vessels, operating cash flows and debt financing entered into subsequent to the quarter end (please refer to Note 24 "Subsequent Events").

With reference to Note 11, "Vessels and equipment, net", we have outstanding contractual commitments of $45.0 million for the one out of six newly acquired Newcastlemax vessels.

With reference to Note 16, "Investments in associated companies", we issued a $20.0 million guarantee in respect of the performance of our subsidiaries under a bunker supply arrangement with TFG Marine. In May 2022, we increased this guarantee under a bunker supply arrangement with TFG Marine from $20.0 million to $30.0 million. As of June 30, 2023, there are no exposures under this guarantee. In addition, should TFG Marine be required to provide a parent company guarantee to its bunker suppliers or finance providers then for any guarantee that is provided by the Trafigura group and becomes payable, we shall pay an amount equal to its equity proportion of that amount payable. The maximum liability under this guarantee is $4.0 million. There are no amounts payable under this guarantee as of June 30, 2023.